-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 27, 2006

            CWHEQ, INC., (as depositor under the Sale and Servicing
       Agreement, dated as of March 29, 2006, relating to the Revolving
                     Home Equity Loan Asset Backed Notes,
                                Series 2006-B.)

                                  CWHEQ, INC.
                                 -------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-126790               87-0698310
         --------                       ----------               ----------
    (State or Other              (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)


         4500 Park Granada
         Calabasas, California                                   91302
         ---------------------                                  -------
         (Address of Principal Executive Officers)            (Zip Code)

         Registrant's telephone number, including area code (818) 225-3000
                                                            --------------

-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
----           ------------

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 13, 2006; Commission File No. 1-10777), as they relate to Ambac Assurance Corporation, are incorporated by reference in this Form 8-K/A, in the registration statement and in the Prospectus Supplement relating to CWHEQ Revolving Home Equity Loan Trust, Series 2006-B.

     This amendment on Form 8-K/A amends and supercedes in its entirety the Form 8-K of CWHEQ, Inc. previously filed on March 27, 2006 (accession no. 0000905148-06-002591). The purpose of this amendment on Form 8-K/A is to correct and replace in its entirety the previously filed Item 8.01 and Exhibit 23.1.

-------------------------------------------------------------------------------

     Item 9.01 Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.



                                    By:   /s/ Darren Bigby
                                          -----------------------------------
                                          Name:   Darren Bigby
                                          Title:  Vice President



Dated:  July 11, 2006

Exhibit Index
-------------

Exhibit
-------

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation